Exhibit 4.28

1-800flowers.com

Abercrombie & Fitch

ACME®

Adidas

Aeropostale

Airbnb

Alamo Drafthouse Cinema

Albertsons®

Amazon

AMC®

Applebee’s® GRILL + BAR

AQUARIUM® AN UNDERWATER DINING ADVENTURE®

Arby’s

ASOS

ATHLETA®

ATLANTIC GRILL

Atom

Auntie Anne’s

Autozone

Babin’s® SEAFOOD HOUSE

Bahama Breeze® ISLAND GRILLE

Baker’s

BANANA REPUBLIC

BARNES&NOBLE

Baskin Robbins

Bass Pro Shops®

Bath & Body Works

BED BATH & BEYOND®

belk®

BENIHANA

Bestbuy

Big Lots

Bill’s BAR & BURGER

BJ’s® RESTAURANT BREWHOUSE

Blaze Pizza

BLOOM & BEE

BLUE FIN SEAFOOD SUSHI

BOARDWALK FANTASEA YACHT CHARTERS

BOARDWALK INN ®

BONEFISH GRILL®

BOSCOV’S

BOUCHÉE PATISSERIE

BOW TIE CINEMAS

Bravo

Brenner’s® Steakhouse

brick house TAVERN + TAP

Brio Italian Grille

Brooklyn Pizza Company

BUBBA GUMP SHRIMP CO®

Buca® di BEPPO Italian Restaurant

BUFFALO WILD WINGS

BURGER KING®

Cabela’s World’s Foremost Outfitter®

CADILLAC BAR®

California Pizza Kitchen

california PIZZA KITCHEN

Carnival Cruise Lines

Carrabba’s

CARRABBA’S ITALIAN GRILL®

CARRS®

Carter’s OshKosh

Carvel

Champs Sports

Charley’s crab®

CHART HOUSE®

Cheddar’s SCRATCH KITCHEN®

Chevron/Texaco

Chili’s®

CHIPOTLE

CineMark

CINNABON

City Market

CLAIM JUMPER®

COLD STONE C R E A M E R Y®

Columbia

Cracker Barrel®

CRAFT F&B

Crate&Barrel

CVS Pharmacy®

D E L T A

DEL FRISCO’S GRILLE

DICKEY’S BARBECUE

Dillions Food Stores

Disneyland® Resort

DOLLAR SHAVE CLUB

Domino’s®

DOS CAMINOS

DOWNTOWN AQUARIUM®

Eddie V’s® PRIME SEAFOOD

El Pollo Loco

EXPRESS

FAMOUS footwear™

FANDANGO®

FiSH TaLeS™

Fisherman’s Wharf™ seafood grill

FIVE GUYS®

Fleming’s®

FOOD 4 LESS®

Foods Co.

Foot Locker®

FOREVER 21

Fred Meyer

Fry’s Food Stores

GameStop®

GANDY DANCER®

GANDY DANCER® SALOON

GAP

Gerbes Super Markets

GHIRARDELLI®

Global Experiences Card

Global Hotel Card

GOLDEN NUGGET®

GRAND CONCOURSE®

Grimaldi’s Pizzeria

grotto™

GROUPON

GRUBHUB®

H&M

Hotels.com™

Hulu

IHOP®

IMVU® (25)

Jake’s Famous Crawfish

Jake’s Grill

Jamba Juice

Jay C Food Stores

JCPENNY

Jersey Mike’s

Jewel Osco®

JO-ANN ™

JOE’S CRAB SHACK®

KEMAH® BOARDWALK

Kids Foot Locker®

KING Soopers

Krispy Kreme D O U G H N U T S®

Kroger®

la griglia®

Lady Foot Locker®

LANDRY’S® SEAFOOD HOUSE

LANDS’ END

LIGHTHOUSE BUFFET on KEMAH® BOARDWALK

LILLIE’S NOODLES ASIAN CUISINE SUSHI

Logan’s® ROADHOUSE

LONGHORN® STEAKHOUSE

LORD + TAYLOR

LOWE’S®

lululemon

M & S SEAFOOD STEAKS OYSTERS

macy’s

MAGGIANO’S LITTLE ITALY®

MAGGIE BLUFFS

Mai Tai BAR

MARIANO’S

MASTRO’S RESTAURANTS

McALISTER’S DELI

Meriwether’s®

Metro Market

MGrille

Michaels® MAKE CREATIVITY HAPPEN

Miguels Restaurants

MITCHELL’S FISH MARKET FKA Columbus Fish Market®

MITCHELL’S FISH MARKET®

MITCHELL’S® STEAKHOUSE

Moe’s

MORTON’S™ THE STEAKHOUSE

Nike

NORDSTROM

NORDSTROM rack

OCharley’s®

OfficeMax

OLD NAVY

Olive Garden® Italian Kitchen

OMAHA STEAKS®

OneStopPlus

ONTHEBORDER® Mexican Grill & Cantina

OUTBACK STEAKHOUSE®

Panda Express

Panera BREAD®

PAPA JOHN’S

Paul Martin’s American Grill

PAVILIONS®

Payless Super Markets

Peohe’s®

petco®

PETSMART®

PFCHANG’S®

Pick ‘n Save

PLEASURE PIER

Princess Cruise Lines

prueba

Puma

Quality Food Center

QUIZNOS®

Rainforest Cafe® A WILD PLACE TO SHOP AND EAT®

Ralphs®

Randalls®

Red Lobster

Red Robin® GOURMET BURGERS AND BREWS

RED™ SUSHI

REGAL®

REI

RIVER CRAB

Roblox

rubios®

Ruby Tuesday

Ruler F O O D S

Rusty Pelican

Ruth’s Chris

SAFEWAY™

SALTGRASS® STEAK HOUSE

Schlotzsky’s

Seasons 52® FRESH GRILLE WINE BAR

SEPHORA

SIMMS STEAKHOUSE

Skates ON THE BAY

Smash Burger

Smith’s

Southwest Airlines

Spotify

Staples™

star market®

Steak ‘n Shake

STRIP HOUSE

StubHub

SUBWAY

T-REX®

Taco Bell

Test Branch #1

Texaco

Texas Roadhouse

TGI FRIDAYS

THE BOATHOUSE® RESTAURANT

THE CAPITAL® G R I L L E

The Cheesecake Factory®

The Children’s Place

The Coffee Bean and Tea Leaf

The Container Store®

The Flying Dutchman® Restaurant & Oyster Bar

The Home Depot

THE OCEANAIRE® Seafood Room

THE PIZZA OVEN® on KEMAH® BOARDWALK

THE POST OAK HOTEL AT UPTOWN HOUSTON

THE SAN LUIS Resort SPA & CONFERENCE CENTER

The Villas AT THE SAN LUIS Resort

THE WESTIN® HOTELS & RESORTS

Tom Thumb®

Topgolf

Total Wine

Total Wine & More

TOWER OF THE AMERICAS®

TREVI

TROY Liquor Bar

Uber

Uber Eats

ULTA® BEAUTY

Under Armour

UNO® CHICAGO GRILL

Vic & Anthony’s® STEAKHOUSE

Victoria’s Secret

Virgin Experience Gifts

VONS®

VUDU

wayfair®

WILLIE G’s® SEAFOOD & STEAKS

XBOX (12 Month)

XBOX (3 Month)

XBOX (6 Month)

YAK & YETI® RESTAURANT

Yankee Candle

Yard House®